EXHIBIT 10.32

                   FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


      THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("THIS AMENDMENT") is made and entered into as of the 26th day of June, 1998, by and among FLEET CAPITAL CORPORATION ("LENDER"), a Rhode Island corporation, and ADVANCED TECHNICAL PRODUCTS, INC. ("ATP"), a Delaware corporation, ALCORE, INC. ("ALCORE"), a Delaware corporation, TECHNICAL PRODUCTS GROUP, INC. ("TECHNICAL PRODUCTS"), a Delaware corporation, MARION PROPERTIES, INC. ("MARION"), a Delaware corporation, DELAND PROPERTIES, INC. ("DELAND"), a Delaware corporation, and LINCOLN PROPERTIES, INC. ("LINCOLN"), a Delaware corporation (ATP, Alcore, Technical Products, Marion, DeLand and Lincoln being referred to individually, collectively, and joint and severally, as "BORROWER").

                                    RECITALS

      A. Borrower and Lender have entered into that certain Amended and Restated Loan and Security Agreement, dated March 31, 1998 (the "LOAN AGREEMENT").

      B. Pursuant to the terms of a Share Purchase Agreement (the "Purchase AGREEMENT"), dated as of May 30, 1998, by and between Alcore and Maurice Trevinal, an individual, Alcore has acquired all of the issued and outstanding capital stock of Brigentene, Inc. ("BRIGENTENE"), a French corporation (the "ACQUISITION").

      C. Following the consummation of the Acquisition, Brigentene became a wholly-owned subsidiary of Alcore.

      D. Borrower and Lender desire to amend the Loan Agreement and the other Loan Documents (i) to allow and provide for the Acquisition and (ii) to allow and provide for certain other matters as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   AMENDMENTS

      2.01 AMENDMENT TO APPENDIX A OF THE LOAN AGREEMENT; AMENDMENT OF DEFINITION OF "BORROWING BASE". Effective as of the date hereof, the definition of "Borrowing Base" appearing in APPENDIX A of the Loan Agreement is hereby amended by deleting therefrom the reference to the dollar amount "$10,000,000" and substituting in lieu thereof the dollar amount of "$11,000,000".

      2.02 AMENDMENT TO APPENDIX A OF THE LOAN AGREEMENT; AMENDMENT AND RESTATEMENT OF DEFINITION OF "EQUIPMENT NOTE". Effective as of the date hereof, APPENDIX A of the Loan Agreement is hereby amended by deleting the definition of "Equipment Note" therefrom and inserting the following in lieu thereof:

            "EQUIPMENT NOTE- the Second Amended and Restated Equipment Promissory Note executed by Borrower, in favor of Lender, as provided in
      SECTION 1.2.2 of the Agreement which shall be in the form of EXHIBIT A-2 to the Agreement."

      2.03 AMENDMENT TO SECTION 1.2.2 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 1.2.2 of the Loan Agreement is hereby amended by deleting therefrom the reference to the dollar amount "$3,000,000" and substituting in lieu thereof the dollar amount of "$5,000,000".

      2.04 AMENDMENT TO SECTION 7.1.4 OF THE LOAN AGREEMENT. Effective as of the date hereof, the fourth sentence of SECTION 7.1.4 of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

            "Except as shown on EXHIBIT D, there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitment or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of any Borrower or any of its Subsidiaries."

      2.05 AMENDMENT TO SECTION 8.2.8 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 8.2.8 of the Loan Agreement is hereby amended by deleting therefrom the reference to the dollar amount "$5,600,000" and substituting in lieu thereof the dollar amount of "$10,500,000".

      2.06 AMENDMENT TO SECTION 8.2.13 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 8.2.13 of the Loan Agreement is hereby amended by deleting therefrom the reference to the dollar amount "$1,000,000" and substituting in lieu thereof the dollar amount of "$3,000,000".

      2.07 AMENDMENT TO SECTION 11.9 TO THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 11.9 of the Loan Agreement is hereby amended by deleting therefrom the notice address of Borrower and substituting in lieu thereof the following address for Borrower:

            "If to Borrower:  Advanced Technical Products, Inc.
                              200 Mansell Ct. East, Suite 505
                              Roswell, Georgia 30076
                              Attention: Garrett L. Dominy
                              Facsimile No.: (770) 993-1986"

      2.08 EXHIBIT A-2 - FORM OF EQUIPMENT NOTE. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT A-2, which is the form of the Equipment Note, shall be deemed references to EXHIBIT A-2 which is attached hereto as ANNEX A.

      2.09 EXHIBIT B - BUSINESS LOCATIONS. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT B, which is entitled "Business Locations", shall be deemed references to EXHIBIT B which is attached hereto as ANNEX B.

      2.10 EXHIBIT C - JURISDICTION OF BORROWER AND SUBSIDIARIES. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT C, which is entitled "Jurisdiction of Borrower and Subsidiaries", shall be deemed references to EXHIBIT C which is attached hereto as ANNEX C.

      2.11 EXHIBIT D - CAPITAL STRUCTURE OF BORROWER. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT D, which is entitled "Capital Structure", shall be deemed references to EXHIBIT D which is attached hereto as ANNEX D.

      2.12 EXHIBIT E - CORPORATE NAMES. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT E, which is entitled "Corporate Names", shall be deemed references to EXHIBIT E which is attached hereto as ANNEX E.

      2.13 EXHIBIT F - TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT F, which is entitled "Tax Identification Numbers of Subsidiaries", shall be deemed references to EXHIBIT F which is attached hereto as ANNEX F.

      2.14 EXHIBIT G - PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT G, which is entitled "Patents, Trademarks, Copyrights and Licenses", shall be deemed references to EXHIBIT G which is attached hereto as ANNEX G.

      2.15 EXHIBIT H - CONTRACTS RESTRICTING LOAN PARTIES' RIGHT TO INCUR DEBT. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT H, which is entitled "Contracts Restricting Loan Parties' Right to Incur Debt", shall be deemed references to EXHIBIT H which is attached hereto as ANNEX H.

      2.16 EXHIBIT J - CAPITALIZED LEASES. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT J, which is entitled "Capitalized Leases", shall be deemed references to EXHIBIT J which is attached hereto as ANNEX I.

      2.17 EXHIBIT K - OPERATING LEASES. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT K, which is entitled "Operating Leases", shall be deemed references to EXHIBIT K which is attached hereto as ANNEX J.

      2.18 EXHIBIT L - PENSION PLANS. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT L, which is entitled "Pension Plans", shall be deemed references to EXHIBIT L which is attached hereto as ANNEX K.

      2.19 EXHIBIT M - LABOR CONTRACTS. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT M, which is entitled "Labor Contracts", shall be deemed references to EXHIBIT M which is attached hereto as ANNEX L.

      2.20 EXHIBIT O - PERMITTED LIENS. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT O, which is entitled "Permitted Liens", shall be deemed references to EXHIBIT O which is attached hereto as ANNEX M

      2.21 EXHIBIT Q- PERMITTED INDEBTEDNESS. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT Q which is entitled "Permitted Indebtedness", shall be deemed references to EXHIBIT Q Which is attached hereto as ANNEX N.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

      3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

            (a) Lender shall have received (i) this Amendment, duly executed by Borrower, (ii) the Equipment Note, duly executed by Borrower, (iii) a company general certificate (hereinafter referred to as the "COMPANY GENERAL CERTIFICATE") certified by the Secretary or Assistant Secretary of each Borrower acknowledging (A) that each Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower of this Amendment and all other Loan Documents to which such Borrower is or is to be a party, and (B) the names of the officers of each Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers, and (iv) such additional documents, instruments and information as Lender or its legal counsel may request;

            (b) The representations and warranties contained herein and in the Loan Agreement and the Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

            (c) No Default or Event of Default shall have occurred and be continuing;

            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

                                   ARTICLE IV
                                    NO WAIVER

      By execution of this Amendment and subject to the satisfaction conditions precedent specified in SECTION 3.01 hereof, Lender hereby waives any Default or Event of Default which has occurred or would otherwise occur under SECTIONS
8.2.1 or 8.2.3 of the Loan Agreement solely as a result of the Acquisition. Except as specifically provided in the preceding sentence, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                    ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and
(d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

      6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

      6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

      6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

      6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

      6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                       BORROWER:

                                       ADVANCED TECHNICAL PRODUCTS,
                                           INC.


                                       By:/s/ GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       ALCORE, INC.


                                       By:/s/ GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       TECHNICAL PRODUCTS GROUP, INC.


                                       By:/s/ GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       MARION PROPERTIES, INC.


                                       By:/s/ GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       DELAND PROPERTIES, INC.

                                       By:/s/ GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       LINCOLN PROPERTIES, INC.


                                       By:/s/ GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President


                                       LENDER:

                                       FLEET CAPITAL CORPORATION


                                       By:/s/ HANCE G. VANBEBER
                                             Hance G. VanBeber
                                             Senior Vice President